                                                                  Exhibit 24.(B)
                                  SIGNATURES

   Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 1 to Registration Statement No. 333-16557 to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of West Windsor, and the State of New Jersey on the 10th of January, 1997.
                                            SUMMIT BANCORP.

                                            By:
                                                 ----------------------------
                                                 T. Joseph Semrod
                                                 Chairman of the Board of
                                                 Directors

   KNOW ALL PEOPLE BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints T. Joseph Semrod, Robert G. Cox, John R. Haggerty, William J. Healy and Richard F. Ober, Jr., and each of them, the undersigned's true lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned's name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do, or cause to be done by vitrue hereof.

   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement No. 333-16557 has been signed below on the 10th day of January, 1997 by the following persons in the capacities indicated.

        Signatures                                     Titles
 -------------------------                             --------------------------------------------

  ------------------------                             Chairman of the Board of Directors
      T. Joseph Semrod                                 (Chief Executive Officer)


                                                       President and Director
  ------------------------
       Robert G. Cox

                                                       Senior Executive Vice President-Finance
  ------------------------                             (Principal Financial Officer)
      John R. Haggerty


                                                       Executive Vice President and Comptroller
  ------------------------                             (Principal Accounting Officer)
        William J. Healy


   /s/ S. Rodgers Benjamin                             Director
  ------------------------
    S. Rodgers Benjamin

                                                       Director
  ------------------------
      Robert L. Boyle

                                                       Director
  ------------------------
    James C. Brady, Jr.

                                                       Director
  ------------------------
      John G. Collins

                                                       Director
  ------------------------
     T.J. Dermot Dunphy

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

        Signatures               Titles
 -------------------------        --------------------------------------------
                                                       Director
  ------------------------
    Anne Evans Estabrook

                                                       Director
  ------------------------
      Elinor J. Ferdon


    /s/ Fred G. Harvey                                 Director
  ------------------------
       Fred G. Harvey

     /s/ John R. Howell                                Director
  ------------------------
        John R. Howell

                                                       Director
  ------------------------
      Francis J. Mertz

                                                       Director
  ------------------------
    George L. Miles, Jr.

                                                       Director
  ------------------------
   Henry S. Patterson II


  /s/ Thomas D. Sayles, Jr.                            Director
  ------------------------
   Thomas D. Sayles, Jr.

                                                       Director
  ------------------------
    Raymond Silverstein

                                                       Director
  ------------------------
       Orin R. Smith

                                                       Director
  ------------------------
      Joseph M. Tabak

   /s/ Douglas G. Watson                               Director
  ------------------------
     Douglas G. Watson
